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                          Mecury Global Balanced Fund
                    of Mercury Asset Management Funds, Inc.

                   Supplement dated November 22, 1999 to the
                        Prospectus dated April 27, 1999

Rupert Watson has replaced Sarah Jane Cawthray as the senior investment professional primarily responsible for the day-to-day management of the bond portion of the Fund. Mr. Watson has been employed as an investment professional by the investment adviser or its Mercury affiliates since 1998 and was employed by the Bank of England from 1994 to 1997 Ms. Cawthray continues to be a member of Mercury's Global Fixed-Income Team.

Code # 19054-1199 ALL